ARK ETF TRUST

The 3D Printing ETF (PRNT)

Supplement dated September 23, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the ARK ETF Trust

(the “Trust”), each dated November 30, 2025, as may be supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and SAI with respect to The 3D Printing ETF, a series of the Trust (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

Upon the recommendation of ARK Investment Management LLC (the “Adviser”), the Board of Trustees of the Trust recently approved changes to The 3D Printing ETF’s principal investment strategies. These changes will be effective on October 16, 2026 (the “Effective Date”). These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund or (iii) the Fund’s investment objective.

Accordingly, on the Effective Date, the Fund’s Summary Prospectus, Prospectus and SAI are revised as follows:

The following replaces in its entirety the second and third paragraphs of the “Principal Investment Strategies” in the Summary Prospectus and “The 3D Printing ETF—Summary—Principal Investment Strategies” in the Prospectus:

The Index is designed to track the price movements of stocks of companies involved in the 3D printing industry. The Index has been created and licensed to the Fund by ARK’s Index Products Group and is calculated, published and distributed by Solactive AG (“Solactive”). Information regarding the Index is available at http://www.solactive.com. The Index is composed of equity securities and depositary receipts of exchange listed companies from the U.S., non-U.S. developed markets and Taiwan that are engaged in 3D printing related businesses within the following categories:

(i) Additive Manufacturing Producers — companies whose primary business activity is the production of additive manufacturing / 3D printing hardware, systems or printed end parts; and

(ii) Additive Manufacturing Users & Enablers — companies that materially use additive manufacturing in their own production processes, or that provide enabling technologies, software, services or inputs to the additive manufacturing value chain. The Index assigns an equal 50% weighting to each category and all companies within each category are equally weighted within the category.

At least 80% of the companies in the Index either (i) derive at least 50% of their earnings or revenues or at least 50% of their assets are devoted to the activities described in the Additive Manufacturing Producers and Additive Manufacturing Users & Enablers sections above, or (ii) the Adviser determines that such company is an acknowledged leader in the Additive Manufacturing industry.

Please retain this supplement for future reference.